EXHIBIT 10.43

                                  AMENDMENT TO
                                  ------------
                                RIGHTS AGREEMENT
                                ----------------

                  Pursuant to Section 10(a) of the Rights Agreement, by and among INTRAOP MEDICAL CORPORATION, a Nevada corporation (the "Company"), and each of the Holders identified therein, dated as of August 17, 2007 (the "Agreement"), the Company and each of the undersigned Holders hereby agree, effective as of this 27th day of August, 2007, to the amendments (the "Amendment") set forth below. Capitalized terms used but not defined herein have the meanings given them in the Agreement.

                                    RECITALS
                  WHEREAS, the Company and the undersigned Holders wish to amend certain terms of the Agreement as described below;
                  WHEREAS, pursuant to the terms of the Agreement, the Agreement may be amended with the written consent of the Company and the Holders holding a majority of the Registrable Securities held by the Holders (which shall include the Investors holding a majority the Registrable Securities held by the Investors) (collectively, the "Required Holders"); and
                  WHEREAS, the undersigned Holders constitute the Required Holders.
                  NOW, THEREFORE, the parties hereto agree as follows:

                                    AGREEMENT

                  The parties to the Agreement hereby agree as follows:

         1. Section 1 of the Agreement is hereby amended to delete the definition of "Lacuna Designees" therefrom.

         2. Section 7 of the Agreement is hereby amended and restated to read in its entirety as set forth below:


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         "7. Nomination of the Lacuna Designees. So long as the Investors
(together with their Affiliates) continue to hold on a collective basis at least fifty percent (50%) of the Registrable Securities acquired by them pursuant to the Purchase Agreement (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like after the date hereof), Lacuna shall be entitled to nominate four designees for election to the Board (each such designee being referred to as a "Lacuna Designee"). If any Lacuna Designee is unable or unwilling to serve on the Board, Lacuna shall designate a different nominee who, subject to the approval by the Board, acting reasonably in the exercise of their fiduciary duties, consistent with their nomination procedures, shall thereafter be deemed, for the purposes of this Agreement, to be a Lacuna Designee. If elected to the Board, each Lacuna Designee shall be entitled to serve on all committees of the Board (subject to the applicable committee charter and any applicable requirements of the SEC, Nasdaq or OTC Bulletin Board and after giving effect to the Company's policies on director independence).

         3. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may also be executed via facsimile or PDF, which shall be deemed an original.

         4. The undersigned Holders consent to a restatement of the Agreement to incorporate this Amendment.

         5. This Amendment shall be effective upon its execution by the Company and the Required Holders.

         6. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof.

                  IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.



The Company:                                INTRAOP MEDICAL CORPORATION


                                            By: /s/ Howard Solovei
                                                --------------------------------
                                                Name:  Howard Solovei
                                                Title: Chief Financial Officer


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The Investors:                 LACUNA VENTURE FUND LLLP

                               By:      Lacuna Ventures GP LLLP
                                        Its General Partner


                               By:      Lacuna, LLC
                                        Its General Partner


                               By:  /s/ JK Hullett
                                    --------------------------------------------
                                        JK Hullett, Managing Director


                               LACUNA HEDGE FUND LLLP


                               By:      Lacuna Hedge GP LLLP
                                        Its General Partner


                               By:      Lacuna, LLC
                                        Its General Partner


                               By: /s/ JK Hullett
                                   ---------------------------------------------
                                       JK Hullett, Managing Director


                               E. U. CAPITAL VENTURE, INC.

                               By:  /s/ Hans Morkner
                                    --------------------------------------------
                                        Name:  Hans Morkner
                                        Title: Managing Director


                               /s/ Robert W. Higgins
                               -------------------------------------------------
                               Robert W. Higgins

                               /s/ Oliver Janssen
                               -------------------------------------------------
                               Oliver Janssen


                               /s/ Victor Patrick Smith
                               -------------------------------------------------
                               Victor Patrick Smith


                               /s/ Andrew Jaffe
                               -------------------------------------------------
                               Andrew Jaffe


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                               Dr. Clay and Mrs. Brenda Cockerell,
                               JTWROS


                               By: /s/ Clay Cockerell
                                   ----------------------------------------
                                       Clay Cockerell


                               By: /s/ Brenda Cockerell
                                   ---------------------------------------------
                                       Brenda Cockerell


                               /s/ Albert DeNittis
                               -------------------------------------------------
                               Albert DeNittis


                               PRECEPT CAPITAL MASTER FUND, G.P.


                               By: Precept Capital Master Fund G.P.
                               By: its agent & attorney in fact, Precept Capital
                                       Management, L.P.
                               By: its General Partner, Precept Management, LLC

                               By: /s/ D. Blair Baker
                                   ---------------------------------------------
                               Name: D. Blair Baker
                               Its:  Managing Member



                               ELLERPHUND VENTURES II, LP


                               By:  Ellerphund Capital II, LLC
                               Its: General Partner

                               By:/s/ Marc W. Eller
                                      ------------------------------------------
                               Name:  Marc W. Eller
                               Its:   Managing Member

                               SANDOR CAPITAL MASTER FUND, L.P.



                               By:  /s/ John J. Leran
                                    --------------------------------------------
                               Name: John J. Leran
                               Its: General Partner


                               VMG HOLDINGS II, LLC



                               By: /s/ Gregory S. Koonsman
                                   ---------------------------------------------
                               Name:  Gregory S. Koonsman
                               Its:  Principal

                               THE JOE AND BONNIE ANN BROWN
                               2000 LIVING TRUST


                               By:/s/ Jose Gervais
                                  ----------------------------------------------
                               Jose Gervais, Trustee


                               E.U. CAPITAL VENTURE, INC.
                               By: /s/ Hans Morkner
                                   ---------------------------------------------
                               Name:  Hans Morkner
                               Its:   Managing Director